                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 23, 2003



                                  SEPRACOR INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                                0-19410                      22-2536587
-----------------------------------   -----------------------------------    -------------------
  (State or other jurisdiction             (Commission File Number)             (IRS Employer
         of incorporation)                                                    Identification No.)


         84 Waterford Drive
          Marlborough, MA                                                          01752
-------------------------------------                                        -------------------
       (Address of principal                                                     (Zip Code)
         executive offices)
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       Registrant's telephone number, including area code: (508) 481-6700

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

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
         EXHIBIT NO.                        DESCRIPTION
         -----------                        -----------
           99.1                             Press release dated April 23, 2003.
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ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12,
        "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

         On April 23, 2003, Sepracor Inc. announced its financial results for the quarter ended March 31, 2003. The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

         In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12.
Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities
Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 23, 2003               SEPRACOR INC.



                                      By: /s/ ROBERT F. SCUMACI
                                          -------------------------------------
                                          Robert F. Scumaci
                                          Executive Vice President, Finance and
                                          Administration and Treasurer


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                                  EXHIBIT INDEX

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
EXHIBIT
  NO.             DESCRIPTION
--------          ------------
99.1              Press Release dated April 23, 2003.
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